UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2017

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 W. Francis Street Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc.    ☐Sotherly Hotels LP    ☐

Item 1.01Entry into a Material Definitive Agreement.

On June 29, 2017, affiliates of Sotherly Hotels Inc. (the “Company”), the sole general partner of Sotherly Hotels LP, entered into a promissory note and other loan documents to secure a $35.5 million mortgage (the “Mortgage Loan”) on the DoubleTree by Hilton Jacksonville Riverfront (the “Hotel”) with Wells Fargo Bank, N.A.

Pursuant to the loan documents, the Mortgage Loan:

•	has a maturity date of July 11, 2024;
•	bears a fixed interest rate of 4.88%;
•	amortizes on a 30-year schedule;
•	is subject to a prepayment premium following a prepayment lockout period.

The Company used a portion of the proceeds to repay the existing first mortgage on the Hotel and to pay closing costs, and will use the balance of the proceeds for general corporate purposes.

Item 2.03Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 7.01Regulation FD Disclosure.

On June 30, 2017, the Company issued a press release announcing the transactions effected pursuant to the debt financing of the Hotel.  A copy of the press release is attached to the Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instructions B.2 and B.6 of Form 8-K, the information included in this Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Sotherly Hotels Inc. dated June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: June 30, 2017	SOTHERLY HOTELS INC.

	By:	/s/ David R. Folsom
David R. Folsom
President and Chief Operating Officer

SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ David R. Folsom
David R. Folsom
President and Chief Operating Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release of Sotherly Hotels Inc. dated June 30, 2017.